SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       October 27, 2003
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                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

          Exhibit 99.1  Press Release dated October 27, 2003.


Item 9.   Regulation FD Disclosure
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     On October 27, 2003, Washington Federal, Inc. announced by press release the promotion of Linda S. Brower to Executive Vice President and
Brent J. Beardall to Senior Vice President and Chief Financial Officer.
The information contained in this Report on Form 8-K is furnished pursuant to Item 12.








                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: October 27, 2003           By:  /s/ Roy M. Whitehead
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                                        Roy M. Whitehead
                                        President and
                                        Chief Executive Officer